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                           ADVANTUS SERIES FUND, INC.

Supplement dated January 1, 2008 to the Prospectus of Advantus Series Fund, Inc. (the "Fund") dated May 1, 2007 (now deemed to be dated November 6, 2007)

This supplement updates certain information contained in the Prospectus and should be attached to the Prospectus and retained for future reference.

The Maturing Government Bond 2010 Portfolio was dissolved, terminated and liquidated effective December 7, 2007.

Effective January 1, 2008, Franklin Advisers, Inc. ("Franklin") replaced Augustus Asset Managers Limited as the investment sub-adviser to the International Bond Portfolio (the "Portfolio"), and certain changes were made in the Portfolio's investment strategy, policies and restrictions.

The text on page 11 and on pages 34 to 35 of the Prospectus is replaced by the following:

INTERNATIONAL BOND PORTFOLIO

OBJECTIVE AND STRATEGIES

OBJECTIVE

The investment objective of the International Bond Portfolio is to maximize current income, consistent with the protection of principal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes, bills and debentures. Shareholders will be given at least 60 days' advance notice of any change to the 80% policy. In addition, the Portfolio's assets will be invested in issuers located in at least three countries (including the U.S.).

Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Portfolio may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's or Moody's Investors Service or, if unrated, determined by Franklin to be comparable. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Portfolio is a non-diversified fund. The Portfolio may also invest a significant portion of its assets in emerging markets.

The Portfolio may invest, from time to time, in forward currency contracts, including engaging in cross-hedging, to try to hedge (protect) against currency exchange rate fluctuations or to generate income for the Portfolio. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Cross-hedging is the practice of entering into a forward contract to buy or sell an amount of a foreign currency when the Portfolio believes that foreign currency may suffer or enjoy a substantial movement against another currency.
F65909 1-2008

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The Portfolio may also enter into currency and interest rates futures to try to hedge against currency exchange rate fluctuations, or to generate income for the Portfolio.

PORTFOLIO SELECTION

Franklin allocates the Portfolio's assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

TEMPORARY INVESTMENTS

When Franklin believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, bankers' acceptances and money market fund shares. Franklin also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Portfolio's books in connection with its forward currency, currency or interest rate futures positions. In these circumstances, the Portfolio may be unable to achieve its investment objective.

MAIN RISKS

INTEREST RATE

When interest rates rise, bond prices fall. The opposite is also true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

FOREIGN SECURITIES

Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Portfolio and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

CURRENCY MANAGEMENT STRATEGIES. Currency management strategies, including cross-hedging, may substantially change the Portfolio's exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as Franklin expects. In addition, currency management strategies, to the extent that they reduce the Portfolio's exposure to currency risks, may also reduce the Portfolio's ability to benefit from favorable changes in currency exchange rates. There is no assurance that Franklin's use of currency management strategies will benefit the Portfolio or that they will be, or can be, used at appropriate

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times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Portfolio's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Portfolio's investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Portfolio's assets) also may involve delays in payment, delivery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Portfolio may at times may be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

CREDIT

An issuer of bonds may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value, and, thus, impact Portfolio performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal

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payments, payments on the securities may never resume. These securities may be worthless and the Portfolio could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business and to changes in the ratings assigned by rating agencies. Prices are often closely linked with the issuer's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio's ability to sell securities in response to specific economic events or to meet redemption requests.

INCOME

Since the Portfolio can only distribute what it earns, the Portfolio's distributions to shareholders may decline when interest rates fall.

NON-DIVERSIFICATION

The Portfolio is a non-diversified fund. It may invest a greater portion of its assets in the securities of one or more issuers than a diversified fund. The Portfolio may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Portfolio's shares. The Portfolio, however, intends to meet certain tax diversification requirements.

PORTFOLIO TURNOVER

Franklin's attempt to keep the portfolio of bonds at an optimum level of interest rate sensitivity may cause the Portfolio's portfolio turnover rate to be high. High turnover will increase the Portfolio's transaction costs.

More detailed information about the Portfolio, its policies and risks can be found in the Fund's Statement of Additional Information ("SAI").

A description of the Fund's policies and procedures with respect to the disclosures of the Portfolio's holdings of securities is available in the SAI.

The third paragraph of page 26 is replaced by the following:

The investment sub-adviser of the International Bond Portfolio is Franklin Advisers, Inc. ("Franklin"), One Franklin Parkway, San Mateo, CA 94403-1906. Franklin and its affiliates manage over $669 billion in assets. Franklin provides investment advice and generally conducts the investment management program for the International Bond Portfolio.

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Pages 26 and 27 of the Prospectus include a table which sets forth information regarding portfolio managers. The information for the Portfolio is as follows:

                         PORTFOLIO MANAGER      PRIMARY PORTFOLIO
     PORTFOLIO               AND TITLE            MANAGER SINCE     BUSINESS EXPERIENCE DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
     International    Michael Hasenstab,        January 1, 2008     Portfolio Manager/Research Analyst of
     Bond Portfolio   Senior Vice President                         Franklin since 2001, Senior Vice President
                      of Franklin                                   of Franklin since 2007

Mr. Hasenstab has primary responsibility for the investments of the Portfolio. He has final authority over all aspects of its investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Hasenstab joined Franklin Templeton Investments in 1995 and has been the manager of the Templeton Global Bond Fund since 2001, which is also advised by Franklin.

A discussion regarding the basis of the approval by the Fund's Board of Directors, on October 25, 2007, of the Investment Sub-Advisory Agreement with Franklin will be available in the Fund's Annual Report to Shareholders for the year ended December 31, 2007.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investment funds. Under the terms of the settlement and the SEC's administrative order pursuant to which Franklin neither admitted nor denied any of the findings contained therein, Franklin agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the

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creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Fund Investment Litigation" ( the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares in the Franklin Templeton mutual funds) and Franklin reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Franklin and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Franklin and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from the SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

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